UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report:  February 18, 2015

(Date of earliest event reported)

Invitae Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36847	27-1701898
(State or other jurisdiction of	(Commission File Number)	(I.R.S. employer
incorporation or organization)		identification number)

458 Brannan Street, San Francisco, California 94107

(Address of principal executive offices, including zip code)

(415) 374-7782
(Registrant’s telephone number, including area code)

N/A

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                                           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the closing of an initial public offering of the common stock of Invitae Corporation (the “Company”) on February 18, 2015, the Company’s Restated Certificate of Incorporation (the “Restated Certificate”) became effective. A form of the Restated Certificate was previously filed as Exhibit 3.1(c) to the Company’s Registration Statement on Form S-1 (File No. 333-201433) (the “Registration Statement”). Also on February 18, 2015, the Company’s amended and restated bylaws (the “Amended and Restated Bylaws”), in the form previously filed as Exhibit 3.2(b) to the Registration Statement, became effective. A description of the Company’s capital stock giving effect to the adoption of the Restated Certificate and the Amended and Restated Bylaws has previously been provided by the Company in its Prospectus, dated February 11, 2015, filed pursuant to Rule 424(b) of the Securities Act of 1933 on February 12, 2015.

The Restated Certificate and the Amended and Restated Bylaws are filed herewith as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Restated Certificate of Incorporation of Invitae Corporation.

3.2	Amended and Restated Bylaws of Invitae Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2015

INVITAE CORPORATION

By:	/s/ Lee Bendekgey
Name:	Lee Bendekgey
Title:	Chief Financial Officer, General Counsel and Secretary